Exhibit 99.1

COAST FINANCIAL HOLDINGS, INC.

EARNS $269,000 OR $.07 PER SHARE IN THIRD QUARTER

Bradenton, Florida – October 19, 2004 – Coast Financial Holdings, Inc. (Nasdaq: CFHI), parent company of Coast Bank of Florida, today reported earnings for the quarter ended September 30, 2004, net income was $269,000, or $0.07 per diluted share, compared to a net loss of $150,000, or $0.11 per diluted share, in the third quarter of 2003. For the nine months ended September 30, 2004, net income was $513,000, or $0.14 per diluted share, compared to a net loss of $205,000, or $0.15 per diluted share, for the same period a year earlier.

"The Board and I are very pleased with the commitment to excellence and dedication of the staff in implementing the business strategy initiated at the beginning of 2004. We continue to experience strong loan demand which has been funded by deposit growth at branches opened during the last 12 months. We have added a Consumer Lending Manager to our management team and have modified our organizational structure such that each of the lending managers reports directly to me. This will allow each of the lending managers (residential, commercial/commercial real estate, consumer) to focus on their respective product offerings and clients and continue to improve profitability while ensuring excellent credit quality. While we continue to expand our branch franchise in Manatee County, we are actively evaluating our strategy to include adjacent markets to ensure that we take advantage of market opportunities as they become available." said Brian P. Peters, President and CEO of Coast Financial Holdings, Inc.

About the Company

Coast Financial Holdings, Inc. through its banking subsidiary, Coast Bank of Florida (www.coastbankflorida.com), operates seven full-service banking locations in Manatee County, Florida. Coast Bank of Florida is a general commercial bank that provides full-service banking operations to its customers from its headquarters location and from branch offices in Bradenton, Palmetto and Longboat Key. Through an arrangement with Raymond James Financial Services, Inc., Coast makes asset and investment management services and insurance products available to its customers.

This press release and other statements to be made by the Company contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including but not limited to statements relating to projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies, and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry, or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” expect,” anticipate,” project,” and conditional verbs such as “may,” “could,” and “would,” and other similar expressions or verbs. Such forward-looking statements reflect management's current expectations, beliefs, estimates, and projections regarding the Company, its industry and future events, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) that could cause actual results to differ materially from those anticipated. These risks, uncertainties, and other factors include, among others: changes in general economic or business conditions, either nationally or in the State of Florida, changes in the interest rate environment, the Company’s ability to successfully open and operate new branches and collect on delinquent loans, changes in the regulatory environment, and other risks described in the Company’s Form 10-KSB for the fiscal year ended December 31, 2003 and as described from time to time by the Company in other reports filed by it with the Securities and Exchange Commission. Any forward-looking statement speaks only to the date on which the statement is made, and the Company disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. If the Company does update any forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.

(tables follow)

RESULTS OF OPERATIONS	Quarter Ended			Nine Months Ended
(In thousands except shares and per share data)	Sep 30, 2004	Jun 30, 2004	Sep 30, 2003	Sep 30, 2004	Sep 30, 2003
	(unaudited)			(unaudited)
Interest income:
Loans receivable	$4,122	$3,861	$2,896	$11,587	$7,952
Securities	307	244	192	790	743
Other interest—earning assets	4	25	3	41	47
Total interest income	4,433	4,130	3,091	12,418	8,742
Interest expense:
Deposits	1,823	1,704	1,301	4,998	3,906
Borrowings	109	74	94	269	282
Total interest expense	1,932	1,778	1,395	5,267	4,188
Net interest income before provision for loan losses	2,501	2,352	1,696	7,151	4,554
Provision for loan losses:	319	491	198	1,139	510
Net interest income after provision for loan losses	2,182	1,861	1,498	6,012	4,044
Non—interest income:
Service charges on deposit accounts	118	107	80	320	211
Gain on sale of loans	544	497	370	1,324	1,053
Gain on sale of securities available for sale	4	—	—	4	98
Net loan servicing (costs) fees	—	(101)	(89)	(159)	(99)
Asset management fees	—	—	92	69	332
Other	100	447	118	745	443
Total non—interest income	766	950	571	2,303	2,038
Non—interest expense:
Salary and employee benefits	1,340	1,280	1,297	3,950	3,668
Occupancy and equipment	400	301	300	1,035	785
Data processing	194	258	210	700	640
Professional fees	103	141	89	419	292
Telephone, postage, and supplies	168	169	142	504	401
Advertising	90	59	98	246	242
Settlement on impaired security	—	—	—	—	(400)
Other	220	222	173	632	614
Total non—interest expense	2,515	2,430	2,309	7,486	6,242
Income before provision for income taxes	433	381	(240)	829	(160)
Income tax expense (benefit):	164	146	(90)	316	(59)
Net income (loss)	269	235	(150)	513	(101)
Dividends on preferred stock	—	—	(105)	—	(105)
Net income (loss) applicable to common stockholders	$269	$235	$(255)	$513	$(206)
Earnings (loss) per share, basic	$0.07	$0.06	$(0.19)	$0.14	$(0.15)
Earnings (loss) per share, diluted	$0.07	$0.06	$(0.19)	$0.14	$(0.15)

Weighted average shares outstanding, basic	3,753,065	3,748,110	1,350,450	3,747,091	1,350,450
Weighted average shares outstanding, diluted	3,786,223	3,770,561	1,350,450	3,773,569	1,350,450

FINANCIAL CONDITION

(In thousands except shares and per share data)	Sep 30, 2004	Dec 31, 2003	Sep 30, 2003
	(unaudited)

ASSETS
Cash and due from banks	$9,657	$4,667	$7,856
Federal funds sold	185	3,000	565
Cash and cash equivalents	9,842	7,667	8,421
Securities available for sale	46,695	26,972	26,321
Loans, net of allowance for loan losses of $2,839, $3,163, and $1,632, at 9/30/04, 12/31/03, and 9/30/03 respectively	278,986	214,240	176,277

Foreclosed real estate	—	—	73
Federal Home Loan Bank stock, at cost	854	592	592
Premesis and equipment, net	16,751	8,614	8,256
Accrued interest receivable	1,497	1,187	1,015
Deferred income taxes	2,077	2,525	1,629
Loan servicing rights	—	1,134	1,085
Other assets	1,085	952	1,079
	$357,787	$263,883	$224,748

LIABILITIES
Deposits:
Non-interest bearing demand deposits	$21,967	$20,293	$19,977
Savings, NOW and money-market deposits	91,759	46,934	39,975
Time deposits	184,926	140,513	127,667
Total deposits	298,652	207,740	187,619

Federal Home Loan Bank advances	6,000	7,500	3,100
Other borrowings	16,069	12,097	15,752
Other liabilities	2,468	2,881	2,472
	323,189	230,218	208,943

STOCKHOLDERS' EQUITY
Preferred stock, $.01 par value; $11 liquidation value; 5,000,000 shares authorized	—	—	5,995
Common stock, $5 par value; 20,000,000 shares authorized	18,780	18,677	6,752
Additional paid-in capital	19,447	19,351	5,896
Accumulated deficit	(3,541)	(4,055)	(2,529)
Accumulated other comprehensive income	(88)	(308)	(309)
	34,598	33,665	15,805
Total liabilities and stockholders' equity	$357,787	$263,883	$224,748

Preferred shares issued and outstanding at end of period	—	—	545,000
Common shares issued and outstanding at end of period	3,756,050	3,735,450	1,350,450
Book value per common share at end of period	$9.21	$9.01	$7.26

Note: Transmitted on PR Newswire on October 19, 2004 at 8:00 a.m. EDT.